UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2019

Infinity Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

784 Memorial Drive, Cambridge, MA		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.001 par value	INFI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Infinity Pharmaceuticals, Inc. (the “Company”) held on June 13, 2019 (the “2019 Annual Meeting”), the Company’s stockholders approved the 2019 Equity Incentive Plan (the “2019 Plan”), which had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval.

The description of the 2019 Plan contained on pages 43 to 55 of the Company’s Proxy Statement for 2019 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 24, 2019, under the heading “Proposal No. 3—Approval of the 2019 Equity Incentive Plan,” is incorporated herein by reference. Such description is qualified in its entirety by the full text of the 2019 Plan, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting, the Company’s stockholders voted on five matters as follows:

1.	The following seven nominees were elected to the Board to serve for a one-year term expiring at the 2020 annual meeting of stockholders.

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
David Beier, J.D.	28,527,789	1,076,129	49,982	19,393,165

Jeffrey Berkowitz, J.D.	28,513,544	1,092,251	48,105	19,393,165

Anthony B. Evnin, Ph.D.	28,031,132	1,572,498	50,270	19,393,165

Michael G. Kauffman, M.D., Ph.D.	23,030,044	6,575,901	47,955	19,393,165

Adelene Q. Perkins	28,341,521	1,264,228	48,151	19,393,165

Norman C. Selby	28,520,809	1,081,899	51,192	19,393,165

Michael C. Venuti, Ph.D.	28,490,390	1,112,226	51,284	19,393,165

2.	A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
28,376,986	1,195,246	81,668	19,393,165

3.	A proposal to approve the 2019 Plan was approved.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
28,227,940	1,349,744	76,216	19,393,165

4.	A proposal to approve an amendment to the Company’s 2013 Employee Stock Purchase Plan, as amended, was approved.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
28,761,396	827,382	64,122	19,393,165

5.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year was ratified.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
45,458,387	3,315,518	273,160	-

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibit is included in this report:

Exhibit No.	Description

99.1	2019 Equity Incentive Plan, incorporated herein by reference to Exhibit A to the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 24, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: June 13, 2019	By:	/s/ Seth A. Tasker
Seth A. Tasker
VP, General Counsel